General	6 Months Ended
Jun. 30, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General
GENERAL

Golar LNG Limited (the "Company" or "Golar") was incorporated in Hamilton, Bermuda on May 10, 2001 for the purpose of acquiring the liquefied natural gas ("LNG") shipping interests of Osprey Maritime Limited, which was owned by World Shipholding Limited.

As of June 30, 2018, our fleet comprises of 12 LNG carriers, one Floating Storage Regasification Unit (''FSRU'') and one Floating Liquefaction Natural Gas vessel ("FLNG"). We also operate, under management agreements, Golar LNG Partners LP's ("Golar Partners" or the "Partnership") fleet of 10 vessels and Golar Power Limited's ("Golar Power") fleet of two LNG carriers and one newbuilding commitment. Collectively with Golar Partners and Golar Power, our combined fleet is comprised of 18 LNG carriers, seven FSRUs and one FLNG.

As used herein and unless otherwise required by the context, the terms "Golar", the "Company", "we", "our" and words of similar import refer to Golar or anyone or more of its consolidated subsidiaries, or to all such entities.

FLNG Hilli

In July 2014, we ordered our first FLNG based on the conversion of our existing LNG carrier, the Hilli Episeyo (the "Hilli"). The Hilli conversion completed in October 2017, and she arrived in Cameroon on November 20, 2017, where she underwent acceptance testing procedures. The Hilli has now completed her acceptance testing procedures, has been accepted under the Liquefaction Tolling Agreement ("LTA") with Perenco Cameroon S.A. ("Perenco") and Société Nationale des Hydrocarbures ("SNH") and is now in full commercial operation.

The LTA with Perenco and SNH (together, the "Customer"), was executed on November 29, 2017 and considered legally effective on December 19, 2017 when all conditions precedent were met.

Following the effectiveness of the LTA, a derivative asset of $79.6 million was initially recognized, representing the fair value of the estimated discounted cash flows of payments due to us as a result of the Brent Crude price moving above the contractual floor of $60.00 per barrel over the contract term. The derivative asset is subsequently remeasured to fair value at each balance sheet date. The fair value as of June 30, 2018 and December 31, 2017 was $203.0 million and $94.7 million, respectively (see note 15). This resulted in the recognition of a "Realized and unrealized gain on FLNG derivative instrument" of $108.3 million and $nil for the six months ended June 30, 2018 and 2017, respectively, presented under "Other operating income" in our consolidated statements of income. The corresponding liability relating to the initial fair value of the FLNG derivative ("Day 1 gain") of $79.6 million was deferred and is being released to earnings on a straight-line basis over the term of the LTA, presented under the line item "Liquefaction services revenue" in the consolidated statements of income.

Going concern

The condensed consolidated financial statements have been prepared on a going concern basis.

A pre-condition of the Golar Tundra lease financing with CMBL of $155.3 million (refer to note 8), which is secured on the vessel, is for the FSRU to be employed under an effective charter. Under the terms of our sale and lease back facility for the Golar Tundra, by virtue of our prior termination of the WAGL charter, we are required to find a replacement charter by June 30, 2019 or we could be required to refinance the FSRU. A similar pre-condition also applies to the Golar Seal lease financing with CCBFL of $143.8 million (refer to note 8), which is secured on the vessel, whereby the vessel is to be employed under an effective charter by December 31, 2018 or we could be required to refinance the LNG carrier. Accordingly, to address our anticipated working capital requirements over the next 12 months, in the event we are unable to secure a charter for the Golar Tundra or the Golar Seal, we are currently exploring our refinancing options, which may include seeking further extensions by the lenders of their deadlines for satisfaction of such. While we believe we will be able to obtain the necessary funds from these refinancings, we cannot be certain that the proposed new credit facilities will be executed in time or at all. However, we have a track record of successfully financing and refinancing our vessels, even in the absence of term charter coverage. In addition to vessel refinancings, if market and economic conditions are favorable, we may also consider further issuances of corporate debt or equity to increase liquidity.

With respect to our Golar Power joint venture with Stonepeak, pursuant to the recent closing by CELSE (Golar Power’s affiliate in which it holds a 50% interest) of a $1.34 billion financing facility for the Sergipe Project which is partially drawn down, no further equity contributions are expected to be required from Golar Power in relation to the Sergipe Project.

Our medium and long-term liquidity requirements are primarily for funding the investments for our conversion projects including investments into our potential joint venture, and repayment of long-term debt balances. Sources of funding for our medium and long-term liquidity requirements include new loans, refinancing of existing financing arrangements, public and private debt or equity offerings, and potential sales of our interests in our vessel owning subsidiaries operating under long-term charters (including additional sales of interests in Golar Hilli LLC ("Hilli LLC")).